EXHIBIT 10.ww

                            AMENDMENT AGREEMENT NO. 1
                             TO THE REVOLVING CREDIT
                           AND REIMBURSEMENT AGREEMENT


         THIS AMENDMENT AGREEMENT NO. 1 (the "Amendment Agreement"), dated as of June 29, 1998 to the REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT dated as of August 28, 1997 (the "Credit Agreement"), made by and among TECH DATA CORPORATION ("TDC") and TECH DATA FRANCE, S.N.C., as Multicurrency Facilities Borrowers, TECH DATA CANADA INC., as Canadian Facilities Borrower (collectively, the "Borrowers"), the financial institutions from time to time party to the Credit Agreement (collectively, the "Lenders"), NATIONSBANK, NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, the "Agent") and CANADIAN IMPERIAL BANK OF COMMERCE, as Canadian Agent. Capitalized terms which are used herein without definition shall have the meaning set forth in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the Lenders, the Agent and the Canadian Agent have entered into the Credit Agreement; and

         WHEREAS, TDC has entered into an agreement to acquire a controlling interest in Computer 2000 AG which Acquisition requires the consent of the Required Lenders; and

         WHEREAS, the Borrowers have requested the Agent and the Lenders consent to the Acquisition of Computer 2000 AG and amend the Credit Agreement as provided herein; and

         WHEREAS, upon the terms and conditions contained herein the Agent and the Lenders are willing to amend the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

         1. CREDIT AGREEMENT AMENDMENT. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective upon the acquisition of Computer 2000 AG, as follows:

                  (a) Notwithstanding the provisions of the Credit Agreement to the contrary, in light of the acquisition of Computer 2000 AG and the continued existence of certain existing indebtedness of Computer 2000 AG as permitted by this Amendment Agreement, effective upon the date of acquisition of Computer 2000 AG and until the delivery of the certificate described in SECTION 8.01(B)(III) for the period ending January 31, 1999, the "Applicable Interest Addition" shall be determined solely on the basis of the ratio of Consolidated Senior Indebtedness to Consolidated Total Capital and, for a Floating CD Loan and Fixed CD Loan, shall not be less than .525% and, for a Eurodollar Rate Loan, shall not be less than .40% and the "Applicable Unused Fee" shall not be less than .1375%;

                  (b) The definition of Consolidated Current Liabilities is hereby amended by deleting the reference "Section 9.07(vii)" in clause
         (c) and inserting in lieu thereof the reference "Section 9.07(vii) and
         (ix)."

                  (c) The definition of Indebtedness for Money Borrowed is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

                           "'Indebtedness for Money Borrowed' means, for any
                  Person, (i) all indebtedness, obligations and liabilities of such Person for money borrowed which are evidenced by bonds, debentures, notes or other similar instruments, (ii) the purchase price of Eligible Receivables (as defined in the Transfer and Administration Agreement) sold pursuant to the Trade Receivables Purchase Facility, (iii) the proceeds derived from any transfer of assets permitted under SECTION 9.09(VI) and (iv) all Capital Leases which have been capitalized in accordance with Generally Accepted Accounting Principles; provided, however, the term "Indebtedness for Money Borrowed" shall specifically exclude payroll indebtedness and trade indebtedness incurred in the ordinary course of business (including trade indebtedness through financial intermediaries) provided such trade indebtedness has a maturity of less than one year;"

                  (d) SECTION 9.07 is hereby amended by deleting clauses (vi),
         (vii) and (viii) and inserting in lieu thereof the following five clauses:

                           "(vi) Indebtedness not otherwise permitted under this
                  Section 9.07 which does not exceed the aggregate amount at any time outstanding of $300,000,000, so long as after giving effect thereto no Default or Event of Default exists hereunder;

                           (vii) any obligations arising under the Transfer and
                  Administration Agreement;

                           (viii) any Indebtedness permitted under SECTION
                  9.10(vii);

                           (ix) Indebtedness of up to an aggregate principal
                  amount of $200,000,000 of Computer 2000 AG and its Subsidiaries secured by accounts receivable of such entities; PROVIDED, however, that the proceeds derived from any transfer of assets permitted under SECTION 9.09(vi) shall be deemed to be Indebtedness for purposes of this SECTION 9.07(ix); and

                           (x) Indebtedness of Computer 2000 AG and its
                  Subsidiaries that may be outstanding from time to time under credit facilities existing as of the date of acquisition of a controlling interest in Computer 2000 AG by TDC or a Subsidiary of TDC (the "Existing Indebtedness"); PROVIDED, however, that such Existing Indebtedness must be reduced to an amount on or before November 30, 1998, which, when combined with Indebtedness incurred pursuant to SECTION 9.07(vi), does not exceed $300,000,000 at such time and at all times thereafter."

                  (e) SECTION 9.08 is hereby amended by (a) deleting the word "and" at the end of clause (vi), (b) deleting the period at the end of clause (vii) and inserting in lieu thereof a semi-colon and (c) adding two new clauses (viii) and (ix) which clauses shall read as follows:

                           "(viii) Liens on accounts receivable of Computer 2000
                  AG and its Subsidiaries securing Indebtedness permitted under
                  SECTION 9.07(ix); and

                           (ix) Liens on assets of Computer 2000 AG and its
                  Subsidiaries securing Existing Indebtedness; PROVIDED, however, that commencing December 1, 1998, such Liens shall be permitted to secure an aggregate maximum amount of $150,000,000 in Existing Indebtedness; PROVIDED FURTHER, that such Liens shall not encumber assets located in the United States of America and that the Existing Indebtedness secured by such Liens must be incurred by such borrowers, and be funded by lending offices of financial institutions, located outside of the United States of America."

                  (f) SECTION 9.09 is hereby amended by (a) deleting the word "and" at the end of clause (iv), (b) deleting the period at the end of clause (v) and inserting in lieu thereof a semi-colon and the word "and" and (c) adding a new clause (vi) which clause shall read as follows:

                           "(vi) sales, dispositions, or transfers of accounts
                  receivable of Computer 2000 AG; PROVIDED, however, that the proceeds derived from any transfer of assets described in this
                  SECTION 9.09(vi) shall be deemed to be Indebtedness for purposes of SECTION 9.07(ix)."

                  (g) SCHEDULE 7.02(a) to the Credit Agreement is hereby deleted in its entirety and replaced in lieu thereof with SCHEDULE 7.02(a) attached hereto.

         2. Each Lender by its execution of this Amendment Agreement consents to the acquisition by TDC or a Subsidiary of TDC of a controlling interest in Computer 2000 AG upon the terms and conditions described on EXHIBIT 1 attached hereto. Notwithstanding SECTION 8.20 to the contrary, TDC shall have a period of 90 days to provide to the Agent, in form and substance satisfactory to the Agent, a pledge of 65% of the capital stock or ownership interest in the first tier foreign subsidiary of TDC which is the owner, either directly or indirectly, of Computer 2000 AG.

         3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Lenders to enter into this Amendment Agreement, the Borrowers hereby represent and warrant that the Credit

Agreement has been re-examined by the Borrowers and that except as disclosed by any Borrower in writing to the Lenders as of the date hereof:

                  a. The representations and warranties made by the Borrowers in
         Article VII thereof are true on and as of the date hereof except that the financial statements referred to in SECTION 7.01 shall be those most recently furnished to the Agent pursuant to SECTION 8.01;

                  b. There has been no material adverse change in the condition, financial or otherwise, of the Borrowers and their Subsidiaries since the date of the most recent financial reports of the Borrowers delivered to the Agent under SECTION 8.01 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

                  c. The business and properties of the Borrowers and their Subsidiaries are not, and since the date of the most recent financial reports of the Borrowers delivered to the Agent under SECTION 8.01 thereof, have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  d. After giving effect to this Amendment Agreement, no condition exists which, upon the effectiveness of the amendment contemplated hereby, would constitute a Default or an Event of Default on the part of the Borrowers under the Credit Agreement or the Notes, either immediately or with the lapse of time or the giving of notice, or both.

         4. CONDITIONS PRECEDENT. The effectiveness of this Amendment Agreement is subject to the receipt by the Agent of the following:

                  a. twenty-four (24) counterparts of this Amendment Agreement duly executed by the Borrowers, the Guarantors, the Agent and the Required Lenders; and

                  b. copies of all additional agreements, instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

All proceedings of the Borrowers relating to the matters provided for herein shall be satisfactory to the Lenders, the Agent and their counsel.

         5. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty.

Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

         6. CONSENT OF GUARANTORS. The Guarantors have joined in the execution of this Amendment Agreement for the purposes of consenting hereto and for the further purpose of confirming their guaranty of Obligations of the Borrowers as provided in the Guaranties.

         7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         8. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         9. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. EACH BORROWER HEREBY (i) SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF FLORIDA FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY OR FOR PURPOSES OF COLLECTION AND (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION.

         10. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         11. CREDIT AGREEMENT. All references in any of the Loan Documents to the Credit Agreement shall mean and include the Credit Agreement as amended hereby.

         12. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Agent and their respective successors, assigns and legal representatives; PROVIDED, HOWEVER, that the Borrower, without the prior consent of the Lenders, may not assign any rights, powers, duties or obligations hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Charlotte by their proper and duly authorized officers as of the day and year first above written.

WITNESS:                          TECH DATA CORPORATION


/s/ HEIDI S. LLOYD                By: /s/ JEFFERY P. HOWELLS
---------------------------          -----------------------------------
/s/ DAVID R. VETTER               Name:  Jeffery P. Howells
----------------------------      Title: Executive Vice President of Finance and
                                         Chief Financial Officer


                                  TECH DATA FRANCE, S.N.C.

                                  By:   TECH DATA FRANCE, INC.,
WITNESS:                                Managing Director

/s/ HEIDI S. LLOYD                By:   /s/ JEFFERY P. HOWELLS
---------------------------          -----------------------------------
/s/ DAVID R. VETTER               Name:  Jeffery P. Howells
----------------------------      Title: President



                                  TECH DATA CANADA INC.
WITNESS:

/s/ HEIDI S. LLOYD                By:   /s/ JEFFERY P. HOWELLS
---------------------------          -----------------------------------
/s/ DAVID R. VETTER               Name:  Jeffery P. Howells
----------------------------      Title: Secretary and Chief Financial Officer

                             MULTICURRENCY FACILITIES GUARANTORS:

                                  TECH DATA WORLDWIDE PARTNERS, INC.
                                  TECH DATA EDUCATION, INC.
                                  TECH DATA LATIN AMERICA, INC.
                                  TECH DATA PRODUCT MANAGEMENT, INC.
WITNESS:

/s/ HEIDI S. LLOYD                By:   /s/ JEFFERY P. HOWELLS
---------------------------          -----------------------------------
/s/ DAVID R. VETTER               Name:  Jeffery P. Howells
----------------------------      Title: Executive Vice President of Finance and
                                         Chief Financial Officer




WITNESS:                          TECH DATA FINANCE, INC.

/s/ HEIDI S. LLOYD                By:   /s/ JEFFERY P. HOWELLS
---------------------------          -----------------------------------
/s/ ELLEN HERMAN                  Name:  Jeffery P. Howells
----------------------------      Title: President

                              CANADIAN FACILITIES GUARANTORS:

                                  TECH DATA CORPORATION
                                  TECH DATA WORLDWIDE PARTNER, INC.
                                  TECH DATA EDUCATION, INC.
                                  TECH DATA LATIN AMERICA, INC.
WITNESS:                          TECH DATA PRODUCT MANAGEMENT, INC.

/s/ HEIDI S. LLOYD                By:   /s/ JEFFERY P. HOWELLS
---------------------------          -----------------------------------
/s/ DAVID R. VETTER               Name:  Jeffery P. Howells
----------------------------      Title: Executive Vice President of Finance and
                                         Chief Financial Officer


WITNESS:                          TECH DATA FINANCE, INC.

/s/ HEIDI S. LLOYD                By:   /s/ JEFFERY P. HOWELLS
---------------------------          -----------------------------------
/s/ ELLEN HERMAN                  Name:  Jeffery P. Howells
----------------------------      Title: President


                                  TECH DATA FRANCE, S.N.C.

                                  By:   TECH DATA FRANCE, INC.,
                                        Managing Director

/s/ HEIDI S. LLOYD                By:   /s/ JEFFERY P. HOWELLS
---------------------------          -----------------------------------
/s/ DAVID R. VETTER               Name:  Jeffery P. Howells
----------------------------      Title: Executive Vice President of Finance and
                                         Chief Financial Officer

                                  NATIONSBANK, NATIONAL ASSOCIATION, as
                                  Agent and as a Lender


                                  By: /s/ TIMOTHY M. O'CONNOR
                                     -------------------------------------------
                                  Name:   TIMOTHY M. O'CONNOR
                                  Title:  VICE PRESIDENT

                                  CIBC, INC., as Domestic Facilities Lender


                                  By: /s/ ELIZABETH FISCHER
                                     -------------------------------------------
                                  Name:   ELIZABETH FISCHER
                                  Title:  EXECUTIVE DIRECTOR
                                          CIBC Oppenheimer Corp., AS AGENT

                                  CANADIAN IMPERIAL BANK OF COMMERCE,
                                  as Canadian Facilities Lender


                                  By: /s/ MAURO SPAGNOLO
                                     -------------------------------------------
                                  Name:   MAURO SPAGNOLO
                                  Title:  EXECUTIVE DIRECTOR


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  BAYERISCHE VEREINSBANK AG,
                                  NEW YORK BRANCH


                                  By: /s/ A. BABCOCK
                                     -------------------------------------------
                                  Name:   A. BABCOCK
                                  Title:  EXECUTIVE VICE PRESIDENT


                                  By: /s/ PAMELA J. GILLONS
                                     -------------------------------------------
                                  Name:   PAMELA J. GILLONS
                                  Title:  ASSISTANT TREASURER

                                  CREDIT LYONNAIS ATLANTA AGENCY



                                  By: /s/ DAVID M. CAWRSE
                                     -------------------------------------------
                                  Name:   DAVID M. CAWRSE
                                  Title:  FIRST VICE PRESIDENT & MANAGER

                                  DEUTSCHE BANK AG NEW YORK BRANCH
                                  AND/OR CAYMAN ISLANDS BRANCH


                                  By: /s/ ANDRE HEITBAUM
                                     -------------------------------------------
                                  Name:   ANDRE HEITBAUM
                                  Title:  ASST. VICE PRESIDENT


                                  By: /s/ WILLIAM W. MCGINTY
                                     -------------------------------------------
                                  Name:   WILLIAM W. MCGINTY
                                  Title:  DIRECTOR

                                  THE FIRST NATIONAL BANK OF CHICAGO


                                  By: /s/ GAYE C. PLUNKETT
                                     -------------------------------------------
                                  Name:   GAYE C. PLUNKETT
                                  Title:  VICE PRESIDENT

                                  ROYAL BANK OF CANADA



                                  By: /s/ MICHAEL A. COLE
                                     -------------------------------------------
                                  Name:   MICHAEL A. COLE
                                  Title:  SENIOR MANAGER

                                  THE BANK OF NOVA SCOTIA


                                  By: /s/ W.J. BROWN
                                     -------------------------------------------
                                  Name:   W.J. BROWN
                                  Title:  VICE PRESIDENT

                                  FIRST UNION NATIONAL BANK


                                  By: /s/ CHARLIE S. BEVERLY, JR.
                                     -------------------------------------------
                                  Name:   CHARLIE S. BEVERLY, JR.
                                  Title:  SVP

                                  BANQUE NATIONAL DE PARIS,
                                  HOUSTON AGENCY


                                  By: /s/ JOHN STACY
                                     -------------------------------------------
                                  Name:   JOHN STACY
                                  Title:  VICE PRESIDENT

                                  SUNTRUST BANK, TAMPA BAY


                                  By: /s/ FRANK A. COE
                                     -------------------------------------------
                                  Name:   FRANK A. COE
                                  Title:  VICE PRESIDENT

                                  NATEXIS BANQUE
                                  (formerly BFCE, New York Branch)


                                  By: /s/ PIETER J. VAN TULDER
                                     -------------------------------------------
                                  Name:   PIETER J. VAN TULDER
                                  Title:  VICE PRESIDENT AND MANAGER
                                             MULTINATIONAL GROUP



                                  By: /s/ JOHN RIGO
                                     -------------------------------------------
                                  Name:   JOHN RIGO
                                  Title:  AVP

                                  THE DAI-ICHI KANGYO BANK, LIMITED
                                  ATLANTA AGENCY


                                  By: /s/ TATSUJI NOGUCHI
                                     -------------------------------------------
                                  Name:   TATSUJI NOGUCHI
                                  Title:  CHIEF REPRESENTATIVE

                                  DRESDNER BANK AG, NEW YORK AND
                                  GRAND CAYMAN BRANCHES


                                  By: /s/ A.R. MORRIS
                                     -------------------------------------------
                                  Name:   A.R. MORRIS
                                  Title:  FIRST VP



                                  By: /s/ DEBORAH SLUSARCZYK
                                     -------------------------------------------
                                  Name:   DEBORAH SLUSARCZYK
                                  Title:  VICE PRESIDENT

                                  MELLON BANK, N.A.


                                  By: /s/ CHRISTINE PLUMB
                                     -------------------------------------------
                                  Name:   CHRISTINE PLUMB
                                  Title:  FIRST VICE PRESIDENT

                                  PNC BANK, N.A. (FORMERLY KNOWN AS PNC
                                  BANK, KENTUCKY, INC.)


                                  By: /s/ JAMES D. NEIL
                                     -------------------------------------------
                                  Name:   JAMES D. NEIL
                                  Title:  VICE PRESIDENT

                                  AMSOUTH BANK


                                  By: /s/ MARIE B. EADDY
                                     -------------------------------------------
                                  Name:   MARIE B. EADDY
                                  Title:  VICE PRESIDENT

                                  SOUTHTRUST BANK, NATIONAL ASSOCIATION


                                  By: /s/ ROBERT B. SAMMARTINO
                                     -------------------------------------------
                                  Name:   ROBERT B. SAMMARTINO
                                  Title:  VICE PRESIDENT

                                  DG BANK DEUTSCHE
                                  GENOSSENSCHAFTSBANK,
                                  CAYMAN ISLAND BRANCH


                                  By: /s/ J.L. YAGER
                                     -------------------------------------------
                                  Name:   J.L. YAGER
                                  Title:  AVP




                                  By: /s/ BOBBY RYAN OLIVER, JR.
                                     -------------------------------------------
                                  Name:   BOBBY RYAN OLIVER, JR.
                                  Title:  VICE PRESIDENT

                            AMENDMENT AGREEMENT NO. 2
                             TO THE REVOLVING CREDIT
                           AND REIMBURSEMENT AGREEMENT


         THIS AMENDMENT AGREEMENT NO. 2 (the "Amendment Agreement"), dated as of June 29, 1998 to the REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT dated as of August 28, 1997 (as amended by Amendment Agreement No. 1 to the Revolving Credit and Reimbursement Agreement dated as of June 29, 1998 and as the same may be amended or modified from time to time, the "Credit Agreement"), made by and among TECH DATA CORPORATION ("TDC") and TECH DATA FRANCE, S.N.C., as Multicurrency Facilities Borrowers, TECH DATA CANADA INC., as Canadian Facilities Borrower (collectively, the "Borrowers"), the financial institutions from time to time party to the Credit Agreement (collectively, the "Lenders"), NATIONSBANK, NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, the "Agent") and CANADIAN IMPERIAL BANK OF COMMERCE, as Canadian Agent. Capitalized terms which are used herein without definition shall have the meaning set forth in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the Lenders, the Agent and the Canadian Agent have entered into the Credit Agreement; and

         WHEREAS, the Borrowers have requested the Agent and the Lenders consent to a limitation of liability of TD France under the Credit Agreement such that TD France is liable only for Obligations arising as a result of Domestic Loans and Domestic Advances made directly to TD France, and for TD France to change its organizational form and become Tech Data France, S.A. and amend the Credit Agreement as provided herein; and

         WHEREAS, the Borrowers have requested the Agent and the Lenders consent to the disposition of any one or all of Tech Data Europe Gmbh, Tech Data Acquisition Gmbh or Macrotron AG as may be determined by the Borrowers (as so determined, the "German Entity Disposition") and amend the Credit Agreement as provided herein; and

         WHEREAS, upon the terms and conditions contained herein the Agent and the Lenders are willing to amend the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

         1. CREDIT AGREEMENT AMENDMENT. Subject to the conditions hereof, the Credit Agreement is hereby amended as follows:

                  (a) Section 2.17 is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

                           "Section 2.17 ONE LOAN. (a) All Domestic Loans and
                  Domestic Advances by the Multicurrency Facilities Lenders to any Multicurrency Facilities Borrower shall constitute the joint and several general obligation of each of the Multicurrency Facilities Borrowers other than TD France. Each Multicurrency Facilities Borrower other than TD France shall be jointly and severally liable to the Agent and the Multicurrency Facilities Lenders for all Obligations hereunder in respect of Multicurrency Facilities, regardless of whether such Obligations arise as a result of Domestic Advances to such Borrower, it being stipulated and agreed that Domestic Advances hereunder to any Multicurrency Facilities Borrower inure to the benefit of each of the Multicurrency Facilities Borrowers, and that the Multicurrency Facilities Lenders are relying on the joint and several liability of the Multicurrency Facilities Borrowers, other than TD France, in extending credit under the Multicurrency Facilities. Notwithstanding any other provision contained herein to the contrary, TD France shall be liable only for Obligations arising as a result of Domestic Loans and Domestic Advances made directly to TD France.

                           (b) Each Multicurrency Facilities Borrower other than
                  TD France guarantees to the Multicurrency Facilities Lenders the payment in full of all of the Obligations of the other Multicurrency Facilities Borrowers to the Multicurrency Facilities Lenders in respect of Multicurrency Facilities and further guarantees the due performance by each other Multicurrency Facilities Borrower of its respective duties and covenants made in favor of the Agent and the Multicurrency Facilities Lenders hereunder. Each Multicurrency Facilities Borrower agrees that the joint and several liability of the Multicurrency Facilities Borrowers other than TD France shall not be impaired or affected by any modification, supplement, extension or amendment of any contract or agreement to which the parties thereto may hereafter agree, nor by any modification, release or other alteration of any of the rights of the Agent and the Multicurrency Facilities Lenders with respect to any collateral, nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Agent and the Multicurrency Facilities Lenders with respect to any of the Obligations, nor by any other agreements or arrangements whatever with any other Multicurrency Facilities Borrower, any guarantor or any other Person, each Multicurrency Facilities Borrower hereby waiving all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each Multicurrency Facilities Borrower, other than TD France, hereunder is direct and unconditional as to all of the Obligations hereunder in respect of the Multicurrency Facilities, and the liability of TD France hereunder is direct and unconditional as to only the Obligations arising as a result of Domestic Loans and Domestic Advances made directly to TD France, and any such liability may be enforced without requiring the Agent or the Multicurrency Facilities

                  Lenders first to resort to any other right, remedy or security; no Multicurrency Facilities Borrower shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for any of the Obligations in respect of the Multicurrency Facilities, unless and until all of said Obligations have been paid in full."

         2. Each Lender by its execution of this Amendment Agreement consents to, and waives any Default or Event of Default under Sections 9.09, 10.01(d) or
10.01 (n) of the Credit Agreement as a result of, each of the following events:

                  (a) The German Entity Disposition by TDC or a Subsidiary of
         TDC;

                  (b) Upon the effectiveness of the German Entity Disposition in the event such disposed entity is Tech Data Europe Gmbh, the release by the Agent of certain capital stock of Tech Data Europe Gmbh presently pledged to the Agent, for itself and for the benefit of the Lenders, by TDC pursuant to that certain Pledge of Shares dated as of August 28, 1997, by TDC in favor of the Agent for the benefit of the Lenders; and

                  (c) The change in organizational form of Tech Data France, S.N.C., to become Tech Data France, S.A., provided that Tech Data France, S.A. is the successor as a matter of law or by written agreement satisfactory to the Agent, to all Obligations of Tech Data France, S.N.C. existing immediately prior to such change and provided further, that Borrowers shall deliver to the Agent an opinion of counsel to the Borrowers satisfactory in form and substance to the Agent as to the validity of such succession or assumption of Obligations, as the case may be.

         3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Lenders to enter into this Amendment Agreement, the Borrowers hereby represent and warrant that the Credit Agreement has been re-examined by the Borrowers and that except as disclosed by any Borrower in writing to the Lenders as of the date hereof:

                  (a) The representations and warranties made by the Borrowers in Article VII thereof are true on and as of the date hereof except that the financial statements referred to in SECTION 7.01 shall be those most recently furnished to the Agent pursuant to SECTION 8.01;

                  (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrowers and their Subsidiaries since the date of the most recent financial reports of the Borrowers delivered to the Agent under SECTION 8.01 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

                  (c) The business and properties of the Borrowers and their Subsidiaries are not, and since the date of the most recent financial reports of the Borrowers delivered to the

         Agent under SECTION 8.01 thereof, have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (d) After giving effect to this Amendment Agreement, no condition exists which, upon the effectiveness of the amendment contemplated hereby, would constitute a Default or an Event of Default on the part of the Borrowers under the Credit Agreement or the Notes, either immediately or with the lapse of time or the giving of notice, or both.

         4. CONDITIONS PRECEDENT. The effectiveness of this Amendment Agreement is subject to the receipt by the Agent of the following:

                  (a) twenty-four (24) counterparts of this Amendment Agreement duly executed by all signatories hereto; and

                  (b) copies of all additional agreements, instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

All proceedings of the Borrowers relating to the matters provided for herein shall be satisfactory to the Lenders, the Agent and their counsel, which satisfaction shall be evidenced by the execution and delivery of the applicable signature page for such Lender or the Agent.

         5. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

         6. CONSENT OF GUARANTORS. The Guarantors have joined in the execution of this Amendment Agreement for the purposes of consenting hereto and for the further purpose of confirming their guaranty of Obligations of the Borrowers as provided in the Guaranties.

         7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         8. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         9. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. EACH BORROWER HEREBY (i) SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF FLORIDA FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY OR FOR PURPOSES OF COLLECTION AND (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION.

         10. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         11. CREDIT AGREEMENT. All references in any of the Loan Documents to the Credit Agreement shall mean and include the Credit Agreement as amended hereby.

         12. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Agent and their respective successors, assigns and legal representatives; PROVIDED, HOWEVER, that the Borrower, without the prior consent of the Lenders, may not assign any rights, powers, duties or obligations hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Charlotte by their proper and duly authorized officers as of the day and year first above written.

WITNESS:                          TECH DATA CORPORATION


/s/ HEIDI S. LLOYD                By: /s/ JEFFERY P. HOWELLS
--------------------------           -------------------------------------------
/s/ DAVID R. VETTER               Name:   JEFFERY P. HOWELLS
--------------------------        Title:  EXECUTIVE VICE PRESIDENT OF FINANCE
                                          AND CHIEF FINANCIAL OFFICER



                                  TECH DATA FRANCE, S.N.C.


/s/ HEIDI S. LLOYD                By: /s/ JEFFERY P. HOWELLS
--------------------------           -------------------------------------------
/s/ DAVID R. VETTER               Name:   JEFFERY P. HOWELLS
--------------------------        Title:  EXECUTIVE VICE PRESIDENT OF FINANCE
                                          AND CHIEF FINANCIAL OFFICER


                                  TECH DATA CANADA INC.
WITNESS:


/s/ HEIDI S. LLOYD                By: /s/ JEFFERY P. HOWELLS
--------------------------           -------------------------------------------
/s/ DAVID R. VETTER               Name:   JEFFERY P. HOWELLS
--------------------------        Title:  SECRETARY AND CHIEF FINANCIAL OFFICER

                              MULTICURRENCY FACILITIES GUARANTORS:

                                  TECH DATA WORLDWIDE PARTNERS, INC.
                                  TECH DATA EDUCATION, INC.
                                  TECH DATA LATIN AMERICA, INC.
                                  TECH DATA PRODUCT MANAGEMENT, INC.
WITNESS:

/s/ HEIDI S. LLOYD                By: /s/ JEFFERY P. HOWELLS
--------------------------           -------------------------------------------
/s/ DAVID R. VETTER               Name:   JEFFERY P. HOWELLS
--------------------------        Title:  EXECUTIVE VICE PRESIDENT OF FINANCE
                                          AND CHIEF FINANCIAL OFFICER




WITNESS:                          TECH DATA FINANCE, INC.

/s/ ARTHUR W. SINGLETON           By: /s/ JEFFERY P. HOWELLS
--------------------------           -------------------------------------------
/s/ ELLEN HERMAN                  Name:   JEFFERY P. HOWELLS
--------------------------        Title:  PRESIDENT

                              CANADIAN FACILITIES GUARANTORS:

                                  TECH DATA CORPORATION
                                  TECH DATA WORLDWIDE PARTNER, INC.
                                  TECH DATA EDUCATION, INC.
                                  TECH DATA LATIN AMERICA, INC.
WITNESS:                          TECH DATA PRODUCT MANAGEMENT, INC.


/s/ HEIDI S. LLOYD                By: /s/ JEFFERY P. HOWELLS
--------------------------           -------------------------------------------
/s/ DAVID R. VETTER               Name:   JEFFERY P. HOWELLS
--------------------------        Title:  EXECUTIVE VICE PRESIDENT OF FINANCE
                                          AND CHIEF FINANCIAL OFFICER


WITNESS:                          TECH DATA FINANCE, INC.


/s/ ARTHUR W. SINGLETON           By: /s/ JEFFERY P. HOWELLS
--------------------------           -------------------------------------------
/s/ ELLEN HERMAN                  Name:   JEFFERY P. HOWELLS
--------------------------        Title:  PRESIDENT


                                  TECH DATA FRANCE, S.N.C.

                                  By:   TECH DATA FRANCE, INC.,
                                        Managing Director


/s/ HEIDI S. LLOYD                By: /s/ JEFFERY P. HOWELLS
--------------------------           -------------------------------------------
/s/ DAVID R. VETTER               Name:   JEFFERY P. HOWELLS
--------------------------        Title:  EXECUTIVE VICE PRESIDENT OF FINANCE
                                          AND CHIEF FINANCIAL OFFICER

                                  NATIONSBANK, NATIONAL ASSOCIATION, as
                                  Agent and as a Lender


                                  By: /s/ TIMOTHY M. O'CONNOR
                                     -------------------------------------------
                                  Name:   TIMOTHY M. O'CONNOR
                                  Title:  VICE PRESIDENT

                                  CIBC, INC., as Domestic Facilities Lender


                                  By: /s/ ELIZABETH FISCHER
                                     -------------------------------------------
                                  Name:   ELIZABETH FISCHER
                                  Title:  EXECUTIVE DIRECTOR
                                          CIBC Oppenheimer Corp., AS AGENT

                                  CANADIAN IMPERIAL BANK OF COMMERCE,
                                  as Canadian Facilities Lender



                                  By: /s/ MAURO SPAGNOLO
                                     -------------------------------------------
                                  Name:   MAURO SPAGNOLO
                                  Title:  EXECUTIVE DIRECTOR





                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  BAYERISCHE VEREINSBANK AG,
                                  NEW YORK BRANCH



                                  By: /s/ A. BABCOCK
                                     -------------------------------------------
                                  Name:   A.BABCOCK
                                  Title:  EVP



                                  By: /s/ PAMELA J. GILLONS
                                     -------------------------------------------
                                  Name:   PAMELA J. GILLONS
                                  Title:  ASSISTANT TREASURER

                                  CREDIT LYONNAIS ATLANTA AGENCY



                                  By: /s/ DAVID M. CAWRSE
                                     -------------------------------------------
                                  Name:   DAVID M. CAWRSE
                                  Title:  FIRST VICE PRESIDENT & MANAGER

                                  DEUTSCHE BANK AG NEW YORK BRANCH
                                  AND/OR CAYMAN ISLANDS BRANCH


                                  By: /s/ ANDRE HEITBAUM
                                     -------------------------------------------
                                  Name:   ANDRE HEITBAUM
                                  Title:  ASST. VICE PRESIDENT




                                  By: /s/ WILLIAM W. MCGINTY
                                     -------------------------------------------
                                  Name:   WILLIAM W. MCGINTY
                                  Title:  DIRECTOR

                                  THE FIRST NATIONAL BANK OF CHICAGO


                                  By: /s/ GAYE C. PLUNKETT
                                     -------------------------------------------
                                  Name:   GAYE C. PLUNKETT
                                  Title:  VICE PRESIDENT

                                  ROYAL BANK OF CANADA



                                  By: /s/ MICHAEL A. COLE
                                     -------------------------------------------
                                  Name:   MICHAEL A. COLE
                                  Title:  SENIOR MANAGER

                                  THE BANK OF NOVA SCOTIA




                                  By: /s/ W.J. BROWN
                                     -------------------------------------------
                                  Name:   W.J. BROWN
                                  Title:  VICE PRESIDENT

                                  FIRST UNION NATIONAL BANK




                                  By: /s/ CHARLIE S. BEVERLY, JR.
                                     -------------------------------------------
                                  Name:   CHARLIE S. BEVERLY, JR.
                                  Title:  SVP

                                  BANQUE NATIONAL DE PARIS,
                                  HOUSTON AGENCY


                                  By: /s/ JOHN STACY
                                     -------------------------------------------
                                  Name:   JOHN STACY
                                  Title:  VICE PRESIDENT

                                  SUNTRUST BANK, TAMPA BAY





                                  By: /s/ FRANK A. COE
                                     -------------------------------------------
                                  Name:   FRANK A. COE
                                  Title:  VICE PRESIDENT

                                  NATEXIS BANQUE
                                  (formerly BFCE, New York Branch)



                                  By: /s/ PIETER J. VAN TULDER
                                     -------------------------------------------
                                  Name:   PIETER J. VAN TULDER
                                  Title:  VICE PRESIDENT AND MANAGER
                                             MULTINATIONAL GROUP



                                  By: /s/ JOHN RIGO
                                     -------------------------------------------
                                  Name:   JOHN RIGO
                                  Title:  AVP

                                  THE DAI-ICHI KANGYO BANK, LIMITED
                                  ATLANTA AGENCY



                                  By: /s/ TATSUJI NOGUCHI
                                     -------------------------------------------
                                  Name:   TATSUJI NOGUCHI
                                  Title:  CHIEF REPRESENTATIVE

                                  DRESDNER BANK AG, NEW YORK AND
                                  GRAND CAYMAN BRANCHES


                                  By: /s/ A.R. MORRIS
                                     -------------------------------------------
                                  Name:   A.R. MORRIS
                                  Title:  FIRST VP



                                  By: /s/ DEBORAH SLUSARCZYK
                                     -------------------------------------------
                                  Name:   DEBORAH SLUSARCZYK
                                  Title:  VICE PRESIDENT

                                  MELLON BANK, N.A.



                                  By: /s/ CHRISTINE PLUMB
                                     -------------------------------------------
                                  Name:   CHRISTINE PLUMB
                                  Title:  FIRST VICE PRESIDENT

                                  PNC BANK, N.A. (FORMERLY KNOWN AS PNC
                                  BANK, KENTUCKY, INC.)



                                  By: /s/ JAMES D. NEIL
                                     -------------------------------------------
                                  Name:   JAMES D. NEIL
                                  Title:  VICE PRESIDENT

                                  AMSOUTH BANK
                                  ATLANTA AGENCY



                                  By: /s/ MARIE B. EADDY
                                     -------------------------------------------
                                  Name:   MARIE B. EADDY
                                  Title:  VICE PRESIDENT

                                  SOUTHTRUST BANK, NATIONAL ASSOCIATION



                                  By: /s/ ROBERT V. SAMMARTINO
                                     -------------------------------------------
                                  Name:   ROBERT V. SAMMARTINO
                                  Title:  VICE PRESIDENT

                                  DG BANK DEUTSCHE
                                  GENOSSENSCHAFTSBANK,
                                  CAYMAN ISLAND BRANCH




                                  By: /s/ J.L. YAGER
                                     -------------------------------------------
                                  Name:   J.L. YAGER
                                  Title:  AVP



                                  By: /s/ BOBBY RYAN OLIVER, JR.
                                     -------------------------------------------
                                  Name:   BOBBY RYAN OLIVER, JR.
                                  Title:  VICE PRESIDENT